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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                December 16, 2004


                          EASYLINK SERVICES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     000-26371                13-3787073
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
                                       ---
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry into a Material Definitive Agreement

(a) On December 16, 2004, EasyLink Services Corporation ("EasyLink" or the "Company") and its wholly-owned domestic subsidiaries EasyLink Services USA, Inc., Swift Telecommunications, Inc., and EasyLink Services International, Inc. (EasyLink, together with these subsidiaries, the "Borrowers") entered into a credit agreement and related documents with Wells Fargo Foothill, Inc.

On December 16, 2004, the Borrowers became obligated on a direct financial obligation by receiving a term loan in the amount of $12 million under the credit agreement. Of the $12 million proceeds of the term loan, approximately $9.1 million was used to repay all of the Company's outstanding senior debt and approximately $1.4 million will be used to repay the Company's convertible subordinated debt at maturity during the first quarter of 2005. The balance of the proceeds of the term loan, net of transaction costs, may be used for lawful and permitted purposes.

Subject to the terms and conditions under the credit agreement, the Company may also receive revolving credit advances and letters of credit. Revolving credit advances may not exceed at any one time outstanding an amount equal to the lesser of (i) $15 million less the aggregate undrawn amount of all outstanding letters of credit, less the principal amount from time to time outstanding on the term loan, or (ii) the borrowing base established under the credit agreement less the aggregate undrawn amount of all outstanding letters of credit. The borrowing base established under the credit agreement means, as of any date of determination, the lowest of (i) 85% of the amount of eligible accounts, (ii) an amount equal to Borrowers' collections with respect to accounts for the immediately preceding 90 day period, and (iii) $3,000,000 ($7,500,000 subject to satisfaction of specified conditions), all as reduced by any reserves imposed under or pursuant to the terms of the credit agreement.

The term loan will bear interest at the per annum rate equal to Wells Fargo's publicly announced "prime rate" plus 3.75%. Revolving credit advances will bear interest at the per annum rate equal to Wells Fargo's publicly announced "prime rate" plus 0.75%. The Borrowers may also elect to have revolving credit advances bear interest based on the LIBOR rate determined by Wells Fargo. The interest rate on the term loan and advances shall not be less than 4.5% per annum.

Borrowers shall pay a letter of credit fee on the undrawn amount of all outstanding letters of credit equal to 3.50% per annum.

Upon the occurrence and during the continuance of an event of default under the credit agreement, the outstanding revolving credit advances, term loan and letters of credit bear interest or fees, as applicable, at the rate per annum equal to 2% in excess of the rate otherwise in effect.

The term loan must be repaid in monthly payments of $200,000 over 60 months commencing January 1, 2005. In addition, the Company must make mandatory prepayments of the term loan in the following circumstances: (a) after delivery of EasyLink's annual audited financial statements for each year commencing the year ending December 31, 2005 in an aggregate amount equal to the lesser of (i) $400,000 and (ii) 25% of the excess cash flow for the preceding fiscal year; (b) upon certain sales or dispositions of assets of the Borrowers; and (c) upon the receipt of certain extraordinary items in excess of $1 million, including certain tax refunds, insurance proceeds and condemnation proceeds. The Company must also make a mandatory prepayment of the term loan when the outstanding principal amount of the revolving credit advances and the term loan plus the undrawn amount of outstanding letters of credit exceeds the lowest of (a) $15 million, (b) 2.00 times trailing twelve months EBITDA, (c) 50% of the enterprise valuation made pursuant to the credit agreement and (d) Borrowers' collections with respect to accounts arising from transactions located in the United States for the immediately preceding 90 day period.

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The Borrowers may, at any time and from time to time, on and after January 1,
2006, prepay an amount up to $3,000,000 in the aggregate of the outstanding principal amount of the term loan, without premium or penalty. In addition, Borrowers have the option, at any time upon 30 days prior written notice to Wells Fargo, to terminate the credit agreement by paying to Wells Fargo Foothill, in cash, all obligations under the credit agreement (including certain additional amounts to be held as cash collateral in the case of outstanding letters of credit) in full.

The credit agreement imposes various conventional affirmative and negative covenants, including limitations on indebtedness, liens, mergers, disposal of assets, changes of control, distributions on the Company's capital stock and investments. The Company must maintain the minimum EBITDA levels, and may not incur capital expenditures in excess of the amounts, set forth in the credit agreement.

The credit agreement contains customary events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, certain cross-defaults, bankruptcy and liquidation proceedings, the failure of the security documents to create a valid and perfected lien on the collateral securing the obligations under the credit agreement and other customary defaults. Upon an event of default, the credit agreement provides that, among other things, the outstanding obligations under the credit agreement may be declared due and payable and Wells Fargo Foothill may terminate any future obligations on its part under the credit agreement.

All obligations under the credit agreement are secured by all of the assets of the Company and its direct and indirect domestic subsidiaries.

The respective forms of the credit agreement and security documents are attached hereto as Exhibits 10.1 through 10.11, respectively, and are incorporated by reference herein. The foregoing summary of the terms of the credit agreement and security arrangements is not complete and is qualified in its entirety by reference to the credit agreement and the security documents attached hereto as exhibits.

The refinancing of the Company's existing senior debt and the consequent elimination of previously capitalized interest will result in a gain before income taxes of approximately $1 million to be recognized in the fourth quarter of 2004. Interest on debt under the new credit agreement, however, will be recognized as incurred resulting in increased interest expense for financial reporting purposes in future periods.

This report may contain statements of a forward-looking nature relating to the future events or the future financial results of EasyLink. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In evaluating such statements, investors should specifically consider the various factors which could cause actual events or results to differ materially from those indicated from such forward-looking statements. These inlcude: previous losses from operations; the ability to service our indebtedness and maintain compliance with the financial covenants imposed by our new credit facility; the risk of an increase in our interest costs under the new credit facility due to an increase in the prime rate; the ability to continue as a going concern being dependent upon the ability to generate sufficient cash flow to meet our obligations on a timely basis, to obtain additional financing or capital as may be required, and to maintain profitable operations; the ability to attract additional customers or to expand services sold to existing customers; the ability to successfully implement our business strategy; significant competition; the risks inherent in integrating the EasyLink business; and the risk of being delisted from NASDAQ. These and other risks and uncertainties are described in more detail in the Company's filings with the Securities and Exchange Commission.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a
Registrant


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The information provided under Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01 (c) Exhibits.

The following exhibits are filed herewith:

            EXHIBIT NO.                                                          DESCRIPTION

Exhibit 10.1*                       Credit Agreement by and among EasyLink Services Corporation, EasyLink Services USA, Inc., Swift
                                    Telecommunications, Inc., EasyLink Services International, Inc. and Wells Fargo Foothill, Inc.
                                    dated as of December 9, 2004*

Exhibit 10.2                        Security Agreement dated as of December 9, 2004 by EasyLink Services Corporation in favor of
                                    Wells Fargo Foothill, Inc.

Exhibit 10.3                        Security Agreement dated as of December 9, 2004 by EasyLink Services USA, Inc. in favor of Wells
                                    Fargo Foothill, Inc.

Exhibit 10.4                        Security Agreement dated as of December 9, 2004 by Swift Telecommunications, Inc. in favor of
                                    Wells Fargo Foothill, Inc.

Exhibit 10.5                        Security Agreement dated as of December 9, 2004 by EasyLink Services International, Inc. in
                                    favor of Wells Fargo Foothill, Inc.

Exhibit 10.6*                       Pledge Agreement, dated as of December 9, 2004, made by Easylink Services Corporation in favor of Wells Fargo Foothill, Inc.*

Exhibit 10.7*                       Pledge Agreement, dated as of December 9, 2004, made by Easylink Services USA, Inc. in favor of
                                    Wells Fargo Foothill, Inc.*

Exhibit 10.8*                       Pledge Agreement, dated as of December 9, 2004, made by Swift Telecommunications, Inc. in favor of Wells Fargo Foothill, Inc.*

Exhibit 10.9*                       Intellectual Property Security Agreement, dated as of December 9, 2004, made by Easylink
                                    Services Corporation in favor of Wells Fargo Foothill, Inc.*

Exhibit 10.10*                      Intellectual Property Security Agreement, dated as of December 9, 2004, made by Easylink
                                    Services USA, Inc. in favor of Wells Fargo Foothill, Inc.*

*                                   Schedules and other attachments are omitted, but will be furnished supplementally to the
                                    Commission upon request.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2004

                          EASYLINK SERVICES CORPORATION


                          By: s/Thomas Murawski
                              -----------------
                          Thomas Murawski, President and Chief Executive Officer

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                                INDEX TO EXHIBITS


            EXHIBIT NO.                                                          DESCRIPTION

Exhibit 10.1*                       Credit Agreement by and among EasyLink Services Corporation, EasyLink Services USA, Inc., Swift
                                    Telecommunications, Inc., EasyLink Services International, Inc. and Wells Fargo Foothill, Inc.
                                    dated as of December 9, 2004*

Exhibit 10.2                        Security Agreement dated as of December 9, 2004 by EasyLink Services Corporation in favor of
                                    Wells Fargo Foothill, Inc.

Exhibit 10.3                        Security Agreement dated as of December 9, 2004 by EasyLink Services USA, Inc. in favor of Wells
                                    Fargo Foothill, Inc.

Exhibit 10.4                        Security Agreement dated as of December 9, 2004 by Swift Telecommunications, Inc. in favor of
                                    Wells Fargo Foothill, Inc.

Exhibit 10.5                        Security Agreement dated as of December 9, 2004 by EasyLink Services International, Inc. in
                                    favor of Wells Fargo Foothill, Inc.

Exhibit 10.6*                       Pledge Agreement, dated as of December 9, 2004, made by Easylink Services Corporation in favor of Wells Fargo Foothill, Inc.*

Exhibit 10.7*                       Pledge Agreement, dated as of December 9, 2004, made by Easylink Services USA, Inc. in favor of
                                    Wells Fargo Foothill, Inc.*

Exhibit 10.8*                       Pledge Agreement, dated as of December 9, 2004, made by Swift Telecommunications, Inc. in favor of Wells Fargo Foothill, Inc.*

Exhibit 10.9*                       Intellectual Property Security Agreement, dated as of December 9, 2004, made by Easylink
                                    Services Corporation in favor of Wells Fargo Foothill, Inc.*

Exhibit 10.10*                      Intellectual Property Security Agreement, dated as of December 9, 2004, made by Easylink
                                    Services USA, Inc. in favor of Wells Fargo Foothill, Inc.*

*                                   Schedules and other attachments are omitted, but will be furnished supplementally to the
                                    Commission upon request.

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